SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------


Cash Management Fund        DWS Money Market Prime Series
  Institutional
                            DWS Money Market Series
Cash Reserve Fund, Inc.
   Prime Series

Cash Reserves Fund Institutional

--------------------------------------------------------------------------------

The following information supplements or revises disclosure under "The Fund's Main Investment Strategy" section of each fund's/portfolio's prospectuses:

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements disclosure under "The Main Risks of Investing in the Fund" section of each fund's/portfolio's prospectuses:

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.






               Please Retain This Supplement for Future Reference


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group
August 13, 2008
MONEY-3600